[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MASSACHUSETTS
                       INVESTORS TRUST

                       SEMIANNUAL REPORT o JUNE 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended June 30, 2002, Class A shares of the fund provided a total return of -12.60%, Class B shares -12.89%, Class C shares -12.83%, Class I shares -12.42%, and Class J shares -12.83%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges compare to a -13.16% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. The fund's returns are also compared to the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned -12.36% during the period.

Q. WHAT ARE THE PRIMARY OBJECTIVES AND INVESTMENT STRATEGIES OF MASSACHUSETTS INVESTORS TRUST (MIT)?

A. MIT is a diversified, core equity portfolio. Our objective is to outperform the market over the long term with less volatility. We look for high-quality stocks with superior growth characteristics, selling at reasonable prices, based on MFS Original Research(R). We pay a lot of attention to risk, both on a bottom-up, stock-by-stock basis through fundamental research, and on a top-down basis by maintaining a well diversified portfolio with below-market risk (beta) and above-market yield.

Q.  WHAT FACTORS IMPACTED PERFORMANCE OVER THE PAST SIX MONTHS?

A. Clearly, one of the biggest issues for the market -- and for individual stocks -- has been earnings, both the level and quality. In general, earnings have weakened as the economy has slowed. But add to that a growing distrust of the numbers being reported, and it creates a double hit -- both to the fundamental growth rate as well as to investor confidence. Now, the good news is we believe that the earnings outlook in general for the market should improve this year from last year, but it may take a little longer for the market to earn back investors' confidence. And that creates some interesting opportunities.

    We can come back to that point, but to answer your question more specifically, a number of our higher-quality, cyclical stocks were among the strongest contributors to performance. Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending. We added a position in 3M, which responded positively to new management and significant restructuring initiatives. We should also mention that Praxair and Air Products have been benefiting from consolidation in the industrial gasses sector, and that has supported higher prices and increasing returns on invested capital. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

    Our consumer staples holdings also helped. Many of these companies offer visible, stable top-line growth and improving margins, and should benefit from a weaker U.S. dollar. Procter & Gamble, Gillette, Kimberly-Clark, Anheuser Busch, and PepsiCo all contributed to returns.

    While a number of our retail holdings performed well (Wal-Mart, Target, Sears, Lowes, and Family Dollar), these benefits were more than offset by disappointments from our supermarket holdings (Safeway, Kroger) and CVS.

    Performance within our industrial goods stocks was also divergent. Strong performance from defense-related stocks (Northrop Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll Rand, Danaher, and Caterpillar) was offset by downturns in United Technologies and General Electric, due in part to a downturn in their commercial aerospace businesses. We significantly reduced our exposure to commercial aerospace during the latter half of 2001 with the sale of Boeing and United Technologies.

Q.  ON WHAT OTHER AREAS HAVE YOU FOCUSED?

A. We took advantage of some of the volatility in the technology sector to raise our weighting (actually, reduce our underweighting). We increased our Cisco position notably. While sales growth has been hurt due to the downturn in enterprise and telecom spending, valuation appeared reasonable and the company has done a good job in reducing expenses to support margins, ultimately positioning the company well for a stabilization/ recovery in technology spending. We also added positions selectively in semiconductor and software companies over the period.

    We have also been focusing attention on pharmaceutical stocks, which have suffered this year due to concerns about weak new product pipelines and a slower, more cautious FDA. Our overall healthcare position performed relatively well over the past year, due to our overweighting of hospital management and managed care stocks. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and may represent opportunity as we look out toward the coming year.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND PORTFOLIO?

A. Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates are low, and we believe earnings should grow again this year. And, in our view, valuations have become more attractive as the sell-off in prices for a growing number of stocks seems to have surpassed the down-turn in fundamentals. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

/s/ John D. Laupheimer, Jr.               /s/ Brooks Taylor

    John D. Laupheimer, Jr.                   Brooks Taylor
    Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of MFS and are only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Note to shareholders: Prior to August 2002, the fund was managed by Mitchell D. Dynan, John D. Laupheimer, Leihar Moy, and Brooks Taylor.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN D. LAUPHEIMER, JR., CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE GROWTH AND INCOME AND CORE EQUITY PORTFOLIOS OF OUR VARIABLE ANNUITY, OFFSHORE, AND INSTITUTIONAL PRODUCT LINES. JOHN JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED PORTFOLIO MANAGER IN 1987 AND SENIOR VICE PRESIDENT IN 1995. JOHN IS A GRADUATE OF BOSTON UNIVERSITY AND THE MIT SLOAN SCHOOL OF MANAGEMENT. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

BROOKS TAYLOR IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS A PORTFOLIO MANAGER OF THE GROWTH AND INCOME AND CORE PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. BROOKS JOINED MFS IN 1996. HE WAS NAMED VICE PRESIDENT OF MFS IN 1998. BROOKS EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA AND A BACHELOR OF ARTS DEGREE IN ECONOMICS FROM YALE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                   SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                             OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       JULY 15, 1924

CLASS INCEPTION:             CLASS A JULY 15, 1924
                             CLASS B SEPTEMBER 7, 1993
                             CLASS C JULY 1, 1996
                             CLASS I JANUARY 2, 1997
                             CLASS J FEBRUARY 10, 2000

SIZE:                        $8.3 BILLION NET ASSETS AS OF JUNE 30, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -12.60%       -18.35%       -26.18%        +6.23%      +165.00%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -18.35%       - 9.62%        +1.22%      + 10.24%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -23.04%       -11.39%        +0.03%      +  9.59%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -12.89%       -18.89%       -27.61%        +2.82%      +148.53%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -18.89%       -10.21%        +0.56%      +  9.53%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -22.13%       -11.05%        +0.23%      +  9.53%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -12.83%       -18.81%       -27.58%        +2.86%      +154.86%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -18.81%       -10.20%        +0.56%      +  9.81%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -19.62%       -10.20%        +0.56%      +  9.81%
------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  No Sales Charges                           -12.42%       -18.04%       -25.42%        +8.13%      +170.15%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  No Sales Charges                               --        -18.04%       - 9.31%        +1.58%      + 10.45%
------------------------------------------------------------------------------------------------------------

CLASS J
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -12.83%       -18.84%       -27.27%        +4.67%      +161.11%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -18.84%       -10.07%        +0.92%      + 10.07%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -20.46%       -10.67%        +0.51%      +  9.85%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 2% sales charge. Class J shares are only available to Japanese investors.

For periods prior to their inception, Class B, C, I, and J share performance includes the performance of the fund's original share class (Class A). Class J performance has been adjusted to reflect the initial sales charge applicable to J and Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, and J than those of A, performance shown is higher for B, C, and J than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      21.6%
              HEALTH CARE                             13.6%
              TECHNOLOGY                              13.0%
              RETAILING                                9.2%
              CONSUMER STAPLES                         8.3%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  3.7%                   FEDERAL HOME LOAN MORTGAGE  2.6%
Pharmaceutical products company      U.S. mortgage broker and underwriter

WAL-MART STORES, INC.  3.0%          CITIGROUP, INC.  2.6%
General merchandise retailer         Diversified financial services company

EXXONMOBILE CORP.  3.0%              GENERAL ELECTRIC CO.  2.4%
International oil and gas company    Diversified manufacturing and financial
                                     services conglomerate
MICROSOFT CORP.  2.8%
Computer software manufacturer       WYETH  2.0%
                                     Health care company
VIACOM, INC.  2.6%
Diversified media and                INTERNATIONAL BUSINESS MACHINES CORP.  1.9%
entertainment company                Computer and business equipment company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

Massachusetts Investors Trust (MIT) conducted a ballot solicitation in 2001 which was concluded when a majority of MIT's shareholders voted to either approve or disapprove the proposals. The requisite majority for approval of all proposals was reached on December 5, 2001, and the results of the solicitation were as follows:

ITEM 1.  To approve the appointment of a Board of Trustees.

                                                       NUMBER OF SHARES
                                                ------------------------------
                                                                   WITHHOLD
NOMINEE                                            FOR             AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                            468,914,529.187     8,039,808.008
John W. Ballen                               468,955,351.410     7,998,985.785
Lawrence H. Cohn, M.D.                       468,819,241.570     8,135,095.625
The Hon. Sir J. David Gibbons, KBE           468,690,426.401     8,263,910.794
William R. Gutow                             468,949,059.914     8,005,277.281
J. Atwood Ives                               468,969,131.117     7,985,206.078
Abby M. O'Neill                              468,750,045.354     8,204,291.841
Lawrence T. Perera                           468,931,849.045     8,022,488.150
William J. Poorvu                            468,926,259.216     8,028,077.979
Arnold D. Scott                              468,976,553.636     7,977,783.559
J. Dale Sherratt                             468,949,322.931     8,005,014.264
Elaine R. Smith                              468,904,888.797     8,049,448.398
Ward Smith                                   468,747,718.012     8,206,619.183

ITEM 2.  To approve an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        346,575,725.998
Against                                             14,460,796.697
Abstain                                             19,002,143.707
Broker Non-votes                                   143,896,278.000

ITEM 3.  To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        268,511,795.821
Against                                             12,003,480.031
Abstain                                             13,307,583.343
Broker Non-votes                                   183,131,478.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        455,541,899.110
Against                                              9,297,311.625
Abstain                                             12,115,126.460

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002

Stocks - 98.9%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.9%
  Aerospace - 0.1%
    General Dynamics Corp.                               51,500  $    5,477,025
-------------------------------------------------------------------------------
  Aerospace & Defense - 0.7%
    Lockheed Martin Corp.                               149,800  $   10,411,100
    Northrop Grumman Corp.                              404,390      50,548,750
                                                                 --------------
                                                                 $   60,959,850
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Nike, Inc., "B"                                     576,300  $   30,918,495
-------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                               438,100  $   22,461,387
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.0%
    Bank America Corp.                                2,179,900  $  153,377,764
    Bank of New York Co., Inc.                          693,800      23,415,750
    Capital One Financial Corp.                         823,600      50,280,780
    Comerica, Inc.                                      862,688      52,969,043
    FleetBoston Financial Corp.                       2,195,000      71,008,250
    SunTrust Banks, Inc.                                181,400      12,284,408
    U.S. Bancorp                                      1,023,300      23,894,055
    Wachovia Corp.                                      328,500      12,542,130
    Wells Fargo Co.                                   1,990,619      99,650,387
                                                                 --------------
                                                                 $  499,422,567
-------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Pharmacia Corp.                                     589,951  $   22,093,665
-------------------------------------------------------------------------------
  Business Machines - 2.4%
    Hewlett-Packard Co.                               2,327,693  $   35,567,149
    International Business Machines Corp.             2,172,200     156,398,400
    Sun Microsystems, Inc.*                             886,100       4,439,361
                                                                 --------------
                                                                 $  196,404,910
-------------------------------------------------------------------------------
  Business Services - 2.9%
    Automatic Data Processing, Inc.                     919,145  $   40,028,765
    Concord EFS, Inc.*                                  719,000      21,670,660
    Dell Computer Corp.*                              1,781,849      46,577,533
    First Data Corp.                                  2,363,200      87,911,040
    Texas Instruments, Inc.                           1,822,327      43,189,150
                                                                 --------------
                                                                 $  239,377,148
-------------------------------------------------------------------------------
  Cellular Phones - 0.3%
    Motorola, Inc.                                    1,937,000  $   27,931,540
-------------------------------------------------------------------------------
  Chemicals - 1.4%
    Air Products & Chemicals, Inc.                      759,100  $   38,311,777
    E.I. du Pont de Nemours & Co., Inc.                 282,800      12,556,320
    Praxair, Inc.                                     1,086,600      61,903,602
    Rohm & Haas Co.                                     148,400       6,008,716
                                                                 --------------
                                                                 $  118,780,415
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Microsoft Corp.*                                  4,251,200  $  232,540,640
-------------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    Adobe Systems, Inc.                                 714,800  $   20,371,800
    EMC Corp.*                                          556,100       4,198,555
    Oracle Corp.*                                     7,814,000      73,998,580
    Peoplesoft, Inc.*                                 1,004,300      14,943,984
    Rational Software Corp.*                            513,400       4,215,014
    Siebel Systems, Inc.*                               469,600       6,677,712
    VERITAS Software Corp.*                           1,414,020      27,983,456
                                                                 --------------
                                                                 $  152,389,101
-------------------------------------------------------------------------------
  Conglomerates - 2.6%
    General Electric Co.                              6,767,694  $  196,601,511
    Tyco International Ltd.                           1,427,687      19,288,051
                                                                 --------------
                                                                 $  215,889,562
-------------------------------------------------------------------------------
  Consumer Goods & Services - 4.8%
    Avery Dennison Corp.                                255,400  $   16,026,350
    Avon Products, Inc.                                 125,800       6,571,792
    Black & Decker Corp.                                186,200       8,974,840
    Estee Lauder Cos., "A"                              500,100      17,603,520
    Gillette Co.                                      2,035,200      68,932,224
    Kimberly-Clark Corp.                                346,500      21,483,000
    Philip Morris Cos., Inc.                          3,274,200     143,017,056
    The Procter & Gamble Co.                          1,278,429     114,163,710
                                                                 --------------
                                                                 $  396,772,492
-------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Molex Inc.                                          168,200  $    5,639,746
-------------------------------------------------------------------------------
  Electronics - 2.2%
    Agilent Technologies, Inc.*                         523,500  $   12,380,775
    Analog Devices, Inc.*                             2,148,400      63,807,480
    Intel Corp.                                       1,387,672      25,352,767
    Lam Research Corp.*                                 228,700       4,112,026
    Linear Technology Corp.                             759,400      23,867,942
    Maxim Integrated Products, Inc.*                    485,400      18,605,382
    Novellus Systems, Inc.*                             859,110      29,209,740
    Teradyne, Inc.*                                     250,100       5,877,350
                                                                 --------------
                                                                 $  183,213,462
-------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                            2,379,150  $   34,997,297
    Clear Channel Communications, Inc.*               1,184,600      37,930,892
    Fox Entertainment Group, Inc.*                      275,700       5,996,475
    The Walt Disney Co.                               1,558,800      29,461,320
    Univision Communications, Inc., "A"*                165,400       5,193,560
    Viacom, Inc., "B"*                                4,878,758     216,470,492
                                                                 --------------
                                                                 $  330,050,036
-------------------------------------------------------------------------------
  Financial Institutions - 8.8%
    American Express Co.                              1,080,300  $   39,236,496
    Charter One Financial, Inc.                         164,000       5,638,320
    Citigroup, Inc.                                   5,411,333     209,689,154
    Federal Home Loan Mortgage Corp.                  3,486,700     213,386,040
    Federal National Mortgage Assn.                   1,359,780     100,283,775
    Goldman Sachs Group, Inc.                           821,500      60,257,025
    J. P. Morgan Chase & Co.                            223,400       7,577,728
    Merrill Lynch & Co., Inc.                         1,720,300      69,672,150
    State Street Corp.                                  617,452      27,600,104
                                                                 --------------
                                                                 $  733,340,792
-------------------------------------------------------------------------------
  Financial Services - 1.0%
    Mellon Financial Corp.                            1,676,000  $   52,676,680
    Morgan Stanley Dean Witter & Co.                    688,800      29,673,504
                                                                 --------------
                                                                 $   82,350,184
-------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                         1,620,600  $   81,030,000
    Coca-Cola Co.                                       296,300      16,592,800
    Kellogg Co.                                         329,800      11,826,628
    Kraft Foods Inc.                                    126,800       5,192,460
    PepsiCo, Inc.                                     2,404,686     115,905,865
    Sysco Corp.                                         606,700      16,514,374
                                                                 --------------
                                                                 $  247,062,127
-------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    International Paper Co.                           1,561,600  $   68,054,528
-------------------------------------------------------------------------------
  Healthcare - 1.1%
    Caremark Rx, Inc.*                                  121,400  $    2,003,100
    HCA, Inc.                                         1,800,524      85,524,890
                                                                 --------------
                                                                 $   87,527,990
-------------------------------------------------------------------------------
  Insurance - 5.5%
    AFLAC, Inc.                                         511,850  $   16,379,200
    Allstate Corp.                                      476,500      17,620,970
    American International Group, Inc.                1,802,965     123,016,302
    Chubb Corp.                                         613,200      43,414,560
    CIGNA Corp.                                         340,682      33,189,240
    Hartford Financial Services Group, Inc.           1,030,065      61,257,966
    Marsh & McLennan Cos., Inc.                         209,700      20,257,020
    MetLife, Inc.                                     1,808,100      52,073,280
    The St. Paul Cos., Inc.                           1,347,900      52,460,268
    Travelers Property Casualty Corp.*                1,325,800      23,466,660
    UnumProvident Corp.                                 653,934      16,642,620
                                                                 --------------
                                                                 $  459,778,086
-------------------------------------------------------------------------------
  Machinery - 1.3%
    Caterpillar, Inc.                                   393,000  $   19,237,350
    Danaher Corp.                                       513,400      34,064,090
    Deere & Co.                                         715,215      34,258,799
    Ingersoll Rand Co.                                  442,900      20,222,814
                                                                 --------------
                                                                 $  107,783,053
-------------------------------------------------------------------------------
  Manufacturing - 0.1%
    ITT Industries, Inc.                                164,800  $   11,634,880
-------------------------------------------------------------------------------
  Medical & Health Products - 9.7%
    Abbott Laboratories, Inc.                         1,541,400  $   58,033,710
    Allergan, Inc.                                      391,526      26,134,360
    Applera Corp. - Applied Biosystems Group            205,912       4,013,225
    Baxter International, Inc.                          659,800      29,328,110
    Eli Lilly & Co.                                   1,637,600      92,360,640
    Johnson & Johnson Co.                             1,387,668      72,519,530
    Merck & Co., Inc.                                   750,900      38,025,576
    Pfizer, Inc.                                      8,578,900     300,261,500
    Stryker Corp.                                       314,400      16,823,544
    Wyeth                                             3,258,300     166,824,960
                                                                 --------------
                                                                 $  804,325,155
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.6%
    Cardinal Health, Inc.                               658,028  $   40,409,499
    HEALTHSOUTH Corp.*                                1,180,800      15,102,432
    Medtronic, Inc.                                     934,400      40,039,040
    UnitedHealth Group, Inc.                            417,500      38,222,125
                                                                 --------------
                                                                 $  133,773,096
-------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Alcoa, Inc.                                       2,450,700  $   81,240,705
-------------------------------------------------------------------------------
  Oil Services - 1.6%
    Baker Hughes, Inc.                                1,220,806  $   40,640,632
    ChevronTexaco Corp.                                 282,400      24,992,400
    GlobalSantaFe Corp.                               1,136,100      31,072,335
    Schlumberger Ltd.                                   759,600      35,321,400
                                                                 --------------
                                                                 $  132,026,767
-------------------------------------------------------------------------------
  Oils - 3.7%
    Anadarko Petroleum Corp.                            603,000  $   29,727,900
    Apache Corp.                                        194,590      11,185,033
    Devon Energy Corp.                                  324,900      16,011,072
    ExxonMobil Corp.                                  5,939,252     243,034,192
    Unocal Corp.                                        200,700       7,413,858
                                                                 --------------
                                                                 $  307,372,055
-------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                   548,200  $   15,990,994
-------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                              811,500  $   21,139,575
-------------------------------------------------------------------------------
  Printing & Publishing - 2.8%
    Gannett Co., Inc.                                 1,301,410  $   98,777,019
    Lexmark International, Inc.*                        174,200       9,476,480
    McGraw-Hill Cos., Inc.                              407,000      24,297,900
    New York Times Co.                                1,616,156      83,232,034
    Tribune Co.                                         296,700      12,906,450
                                                                 --------------
                                                                 $  228,689,883
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Cendant Corp.*                                      355,600  $    5,646,928
-------------------------------------------------------------------------------
  Retail - 7.9%
    BJ's Wholesale Club, Inc.*                          233,600  $    8,993,600
    Costco Wholesale Corp.*                             556,300      21,484,306
    CVS Corp.                                           432,300      13,228,380
    Family Dollar Stores, Inc.                          650,800      22,940,700
    Home Depot, Inc.                                  1,807,200      66,378,456
    Lowe's Cos., Inc.                                 1,002,500      45,513,500
    Sears, Roebuck & Co.                              2,159,700     117,271,710
    Target Corp.                                      2,355,000      89,725,500
    Wal-Mart Stores, Inc.                             4,530,000     249,195,300
    Walgreen Co.                                        590,100      22,795,563
                                                                 --------------
                                                                 $  657,527,015
-------------------------------------------------------------------------------
  Special Products & Services - 1.6%
    3M Co.                                              809,300  $   99,543,900
    Illinois Tool Works, Inc.                           517,300      35,331,590
                                                                 --------------
                                                                 $  134,875,490
-------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                       1,790,605  $   35,633,040
    Safeway, Inc.*                                    1,150,444      33,581,460
                                                                 --------------
                                                                 $   69,214,500
-------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Alltel Corp.                                        211,600  $    9,945,200
    Verizon Communications, Inc.                      2,261,400      90,795,210
                                                                 --------------
                                                                 $  100,740,410
-------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Corp., "A"*                                 326,200  $    7,776,608
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.9%
    Cisco Systems, Inc.*                             10,918,311  $  152,310,439
    EchoStar Communications Corp.*                      238,140       4,419,878
                                                                 --------------
                                                                 $  156,730,317
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Fedex Corp.                                         418,700  $   22,358,580
    Union Pacific Corp.                                 525,800      33,272,624
    United Parcel Service, Inc.                         824,500      50,912,875
                                                                 --------------
                                                                 $  106,544,079
-------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    Duke Energy Corp.                                   337,700  $   10,502,470
    Exelon Corp.                                        825,339      43,165,230
    NiSource, Inc.                                      741,232      16,181,094
    PG&E Corp.*                                         551,900       9,873,491
                                                                 --------------
                                                                 $   79,722,285
-------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Dominion Resources, Inc.                            544,596  $   36,052,255
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.1%
    AT&T Corp.                                        1,921,800  $   20,563,260
    BellSouth Corp.                                   2,971,800      93,611,700
    SBC Communications, Inc.                          1,997,208      60,914,844
                                                                 --------------
                                                                 $  175,089,804
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $7,792,331,602
-------------------------------------------------------------------------------

Foreign Stocks - 5.0%
  Australia - 0.1%
    News Corp Ltd. (Media)*                           1,237,514  $    6,741,858
-------------------------------------------------------------------------------
  Bermuda - 0.6%
    Accenture Ltd. (Business Services)*                 896,500  $   17,033,500
    Ace Ltd. (Insurance)                                316,200       9,991,920
    XL Capital Ltd. (Insurance)                         273,400      23,156,980
                                                                 --------------
                                                                 $   50,182,400
-------------------------------------------------------------------------------
  Canada - 1.2%
    Canadian National Railway Co. (Railroad)          1,267,607  $   65,662,043
    Encana Corp. (Oils)                                 336,400      10,347,701
    Encana Corp., U.S. (Oils)                           767,800      23,494,680
                                                                 --------------
                                                                 $   99,504,424
-------------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)               466,700  $    6,757,816
-------------------------------------------------------------------------------
  France - 0.5%
    Aventis S.A. (Medical & Health Products)            362,800  $   25,656,065
    Total Fina Elf S.A., "B" (Oil Sevices)               72,100      11,682,558
                                                                 --------------
                                                                 $   37,338,623
-------------------------------------------------------------------------------
  Netherlands - 0.4%
    STMicroelectronics N.V. (Electronics)               521,100  $   12,678,363
    Unilever N.V., NY Shares (Consumer Goods &
      Products)                                         324,300      21,014,640
                                                                 --------------
                                                                 $   33,693,003
-------------------------------------------------------------------------------
  Switzerland - 0.4%
    Syngenta AG (Chemicals)                             588,920  $   35,326,511
-------------------------------------------------------------------------------
  United Kingdom - 1.7%
    BT Group (Utilities - Telephone)*                 1,420,800  $    5,457,985
    BP Amoco PLC, ADR (Oils)                          1,648,590      83,237,309
    Diageo PLC (Food & Beverage Products)*            3,439,082      44,666,398
    Glaxo Wellcome PLC, ADR (Medical &
      Health Products)                                  263,300      11,358,762
                                                                 --------------
                                                                 $  144,720,454
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  414,265,089
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,679,023,737)                   $8,206,596,691
-------------------------------------------------------------------------------
Convertible Preferred Stock
-------------------------------------------------------------------------------
U.S. Stocks
  Utilities - Electric
    TXU Corp., 3.25% (Identified Cost, $2,182,149)      112,410  $    2,978,865
-------------------------------------------------------------------------------

Short-Term Obligations - 0.2%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    General Motors Acceptance Corp., due 7/01/02,
      at Amortized Cost                                 $13,100  $   13,100,000
-------------------------------------------------------------------------------
Repurchase Agreement - 1.1%
-------------------------------------------------------------------------------
    Goldman Sachs, dated 6/28/02, due 7/02/02,
      total to be received $86,763,314 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                           $86,749  $   86,749,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,781,054,886)              $8,309,424,556
Other Assets, Less Liabilities - (0.2)%                             (13,538,506)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $8,295,886,050
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JUNE 30, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,781,054,886)       $8,309,424,556
  Investments of cash collateral for securities loaned,
    at identified cost and value                                 1,046,540,747
  Cash                                                                  59,105
  Foreign currency, at value (identified cost, $18,884)                 18,884
  Receivable for investments sold                                   37,756,636
  Receivable for trust shares sold                                   9,195,384
  Interest and dividends receivable                                 10,315,423
  Other assets                                                          98,745
                                                                --------------
    Total assets                                                $9,413,409,480
                                                                --------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts                                                       $  531,587
  Payable for investments purchased                                  9,124,593
  Collateral for securities loaned, at value                     1,046,540,747
  Payable for trust shares reacquired                               59,393,515
  Payable to affiliates -
    Management fee                                                     224,990
    Shareholder servicing agent fee                                     68,179
    Distribution and service fee                                       439,656
    Administrative fee                                                   5,620
  Accrued expenses and other liabilities                             1,194,543
                                                                --------------
      Total liabilities                                         $1,117,523,430
                                                                --------------
Net assets                                                      $8,295,886,050
                                                                ==============

Net assets consist of:
  Paid-in capital                                               $9,428,601,321
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                527,876,547
  Accumulated net realized loss on investments and
    foreign currency transactions                               (1,670,579,085)
  Accumulated undistributed net investment income                    9,987,267
                                                                --------------
      Total                                                     $8,295,886,050
                                                                ==============
Shares of beneficial interest outstanding                        579,561,040
                                                                 ===========

Class A shares:
  Net asset value per share
    (net assets of $4,434,692,747 / 306,215,640 shares of
     beneficial interest outstanding)                              $14.48
                                                                   ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                              $15.36
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,078,099,459 / 217,789,429 shares of
     beneficial interest outstanding)                              $14.13
                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $721,552,368 / 51,295,292 shares of
     beneficial interest outstanding)                              $14.07
                                                                   ======
Class I shares:
  Net asset value, offering price and redemption price
    per share (net assets of $60,085,937 / 4,157,649
    shares of beneficial interest outstanding)                     $14.45
                                                                   ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $1,455,539 / 103,030 shares of
     beneficial interest outstanding)                              $14.13
                                                                   ======
  Offering  price  per share (100 / 98 of net asset value
     per share)                                                    $14.42
                                                                   ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividend                                                $    64,655,561
    Interest                                                      4,034,063
    Foreign taxes withheld                                         (503,132)
                                                            ---------------
      Total investment income                               $    68,186,492
                                                            ---------------
  Expenses -
    Management fee                                          $    15,869,374
    Trustees' compensation                                           59,554
    Shareholder servicing agent fee                               4,811,712
    Distribution and service fee (Class A)                        9,062,242
    Distribution and service fee (Class B)                       17,658,616
    Distribution and service fee (Class C)                        4,221,550
    Distribution and service fee (Class J)                            7,735
    Administrative fee                                              339,067
    Custodian fee                                                 1,277,772
    Printing                                                        231,531
    Postage                                                         534,324
    Auditing fees                                                    16,989
    Legal fees                                                       37,175
    Miscellaneous                                                 4,421,091
                                                            ---------------
      Total expenses                                        $    58,548,732
    Fees paid indirectly                                           (595,238)
                                                            ---------------
      Net expenses                                          $    57,953,494
                                                            ---------------
        Net investment income                               $    10,232,998
                                                            ---------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                 $  (343,267,340)
    Foreign currency transactions                                  (793,613)
                                                            ---------------
      Net realized loss on investments and foreign
        currency transactions                               $  (344,060,953)
                                                            ---------------
  Change in unrealized depreciation -
    Investments                                             $  (921,429,242)
    Translation of assets and liabilities in foreign
       currencies                                                  (469,857)
                                                            ---------------
      Net unrealized loss on investments and foreign
        currency translation                                $  (921,899,099)
                                                            ---------------
        Net realized and unrealized loss on investments
          and foreign currency                              $(1,265,960,052)
                                                            ---------------
          Decrease in net assets from operations            $(1,255,727,054)
                                                            ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                              JUNE 30, 2002                    DECEMBER 31, 2001
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $     10,232,998                     $     21,392,785
  Net realized loss on investments and foreign
    currency transactions                                      (344,060,953)                      (1,152,808,961)
  Net unrealized loss on investments and foreign
    currency translation                                       (921,899,099)                      (1,160,581,032)
                                                           ----------------                     ----------------
      Decrease in net assets from operations               $ (1,255,727,054)                    $ (2,291,997,208)
                                                           ----------------                     ----------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $     (3,972,621)                    $    (17,255,995)
  From net investment income (Class I)                             (341,617)                            (495,770)
  In excess of net realized gain on investments and                    --
    foreign currency transactions (Class A)
                                                                                                     (54,370,666)
  In excess of net realized gain on investments and                    --
    foreign currency transactions (Class B)
                                                                                                     (36,034,788)
  In excess of net realized gain on investments and                    --
    foreign currency transactions (Class C)
                                                                                                      (9,209,320)
  In excess of net realized gain on investments and                    --
    foreign currency transactions (Class I)
                                                                                                        (598,052)
  In excess of net realized gain on investments and                    --
    foreign currency transactions (Class J)
                                                                                                         (13,764)
                                                           ----------------                     ----------------
      Total distributions declared to shareholders         $     (4,314,238)                    $   (117,978,355)
                                                           ----------------                     ----------------
Net decrease in net assets from trust share
  transactions                                             $   (917,812,442)                    $ (1,247,357,405)
                                                           ----------------                     ----------------
      Total decrease in net assets                         $ (2,177,853,734)                    $ (3,657,332,968)
Net assets:
  At beginning of period                                     10,473,739,784                       14,131,072,752
                                                           ----------------                     ----------------
  At end of period (including accumulated undistributed
    net investment income of $9,987,267 and $4,068,507,
    respectively)                                          $  8,295,886,050                     $ 10,473,739,784
                                                           ================                     ================

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED        ------------------------------------------------------------------
                                       JUNE 30, 2002             2001           2000           1999         1998          1997
                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $16.58           $20.02         $20.95         $20.25       $17.52        $14.46
                                              ------           ------         ------         ------       ------        ------
Income from investment operations# -
  Net investment income                       $ 0.04           $ 0.08         $ 0.08         $ 0.11       $ 0.17        $ 0.18
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (2.13)           (3.33)         (0.16)          1.27         3.77          4.33
                                              ------           ------         ------         ------       ------        ------
      Total from investment operations        $(2.09)          $(3.25)        $(0.08)        $ 1.38       $ 3.94        $ 4.51
                                              ------           ------         ------         ------       ------        ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.01)          $(0.05)        $(0.03)        $(0.09)      $(0.16)       $(0.17)
  From net realized gain on investments
    and foreign currency transactions            --               --           (0.81)         (0.58)       (1.05)        (1.27)
  In excess of net investment income             --               --           (0.00)+++      (0.01)       (0.00)+++     (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --              (0.14)         (0.01)          --           --            --
                                              ------           ------         ------         ------       ------        ------
      Total distributions declared to
        shareholders                          $(0.01)          $(0.19)        $(0.85)        $(0.68)      $(1.21)       $(1.45)
                                              ------           ------         ------         ------       ------        ------
Net asset value - end of period               $14.48           $16.58         $20.02         $20.95       $20.25        $17.52
                                              ======           ======         ======         ======       ======        ======
Total return(+)                               (12.60)%++       (16.24)%        (0.34)%         6.96%       22.95%        31.69%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    0.91%+           0.91%          0.87%          0.88%        0.73%         0.74%
  Net investment income                         0.50%+           0.47%          0.38%          0.55%        0.86%         1.09%
Portfolio turnover                                23%              77%            68%            62%          54%           44%
Net assets at end of period (000,000
  Omitted)                                    $4,435           $5,630         $7,638         $8,514       $7,188        $4,323

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED        ------------------------------------------------------------------
                                      JUNE 30, 2002             2001           2000          1999          1998          1997
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $16.22           $19.66         $20.69        $20.04        $17.36        $14.36
                                             ------           ------         ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)               $(0.01)          $(0.03)        $(0.06)       $(0.02)       $ 0.04        $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (2.08)           (3.27)         (0.15)         1.26          3.74          4.28
                                             ------           ------         ------        ------        ------        ------
      Total from investment operations       $(2.09)          $(3.30)        $(0.21)       $ 1.24        $ 3.78        $ 4.35
                                             ------           ------         ------        ------        ------        ------
Less distributions declared to
 shareholders -
  From net investment income                 $ --             $ --           $ --          $(0.01)       $(0.05)       $(0.08)
  From net realized gain on investments
    and foreign currency transactions          --               --            (0.81)        (0.58)        (1.05)        (1.27)
  In excess of net investment income           --               --             --            --           (0.00)+++     (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --              (0.14)         (0.01)         --            --            --
                                             ------           ------         ------        ------        ------        ------
      Total distributions declared to
        shareholders                         $ --             $(0.14)        $(0.82)       $(0.59)       $(1.10)       $(1.35)
                                             ------           ------         ------        ------        ------        ------
Net asset value - end of period              $14.13           $16.22         $19.66        $20.69        $20.04        $17.36
                                             ======           ======         ======        ======        ======        ======
Total return                                 (12.89)%++       (16.80)%        (1.01)%        6.28%        22.16%        30.75%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   1.56%+           1.56%          1.52%         1.53%         1.39%         1.41%
  Net investment income (loss)                (0.14)%+         (0.18)%        (0.27)%       (0.10)%        0.20%         0.42%
Portfolio turnover                               23%              77%            68%           62%           54%           44%
Net assets at end of period
  (000,000 Omitted)                          $3,078           $3,839         $5,022        $5,472        $3,862        $1,522

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED        ------------------------------------------------------------------
                                      JUNE 30, 2002             2001           2000          1999          1998          1997
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $16.14           $19.57         $20.59        $19.95        $17.30        $14.33
                                             ------           ------         ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)               $(0.01)          $(0.03)        $(0.06)       $(0.02)       $ 0.04        $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (2.06)           (3.26)         (0.14)         1.25          3.72          4.27
                                             ------           ------         ------        ------        ------        ------
      Total from investment operations       $(2.07)          $(3.29)        $(0.20)       $ 1.23        $ 3.76        $ 4.34
                                             ------           ------         ------        ------        ------        ------
Less distributions declared to
 shareholders -
  From net investment income                 $ --             $ --           $ --          $(0.01)       $(0.06)       $(0.10)
  From net realized gain on investments
    and foreign currency transactions          --               --            (0.81)        (0.58)        (1.05)        (1.27)
  In excess of net investment income           --               --             --            --           (0.00)+++     (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --              (0.14)         (0.01)         --            --            --
                                             ------           ------         ------        ------        ------        ------
      Total distributions declared to
        shareholders                         $ --             $(0.14)        $(0.82)       $(0.59)       $(1.11)       $(1.37)
                                             ------           ------         ------        ------        ------        ------
Net asset value - end of period              $14.07           $16.14         $19.57        $20.59        $19.95        $17.30
                                             ======           ======         ======        ======        ======        ======
Total return                                 (12.83)%++       (16.82)%        (0.96)%        6.27%        22.11%        30.76%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   1.56%+           1.56%          1.52%         1.53%         1.40%         1.41%
  Net investment income (loss)                (0.14)%+         (0.18)%        (0.27)%       (0.10)%        0.20%         0.42%
Portfolio turnover                               23%              77%            68%           62%           54%           44%
Net assets at end of period
  (000,000 Omitted)                            $722             $931         $1,269        $1,356          $824          $211

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                      PERIOD ENDED
                             SIX MONTHS ENDED       ------------------------------------------------------       DECEMBER 31,
                                JUNE 30, 2002            2001           2000           1999           1998              1997*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $16.58          $20.03         $20.97         $20.26         $17.52             $14.33
                                       ------          ------         ------         ------         ------             ------
Income from investment
  operations# -
  Net investment income                $ 0.07          $ 0.14         $ 0.15         $ 0.18         $ 0.24             $ 0.26
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                    (2.12)          (3.33)         (0.16)          1.28           3.77               4.44
                                       ------          ------         ------         ------         ------             ------
      Total from investment
        operations                     $(2.05)         $(3.19)        $(0.01)        $ 1.46         $ 4.01             $ 4.70
                                       ------          ------         ------         ------         ------             ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.08)         $(0.12)        $(0.11)        $(0.16)        $(0.22)            $(0.23)
  From net realized gain on
    investments and foreign
    currency transactions                --              --            (0.81)         (0.58)         (1.05)             (1.27)
  In excess of net investment
    income                               --              --            (0.00)+++      (0.01)         (0.00)+++          (0.01)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --             (0.14)         (0.01)          --             --                 --
                                       ------          ------         ------         ------         ------             ------
      Total distributions declared
        to shareholders                $(0.08)         $(0.26)        $(0.93)        $(0.75)        $(1.27)            $(1.51)
                                       ------          ------         ------         ------         ------             ------
Net asset value - end of period        $14.45          $16.58         $20.03         $20.97         $20.26             $17.52
                                       ======          ======         ======         ======         ======             ======
Total return                           (12.42)%++      (15.99)%         0.01%          7.38%         23.40%             33.30%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.56%+          0.56%          0.52%          0.52%          0.41%              0.41%+
  Net investment income                  0.85%+          0.78%          0.73%          0.90%          1.19%              1.42%+
Portfolio turnover                         23%             77%            68%            62%            54%                44%
Net assets at end of period
  (000,000 Omitted)                       $60             $72           $199           $233           $230                $23

  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                     SIX MONTHS ENDED                  -------------------------------------
                                                        JUNE 30, 2002                        2001                      2000*
                                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                              CLASS J
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $16.21                      $19.65                     $19.97
                                                               ------                      ------                     ------
Income from investment operations# -
  Net investment loss                                          $(0.00)+++                  $(0.03)                    $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            (2.08)                      (3.27)                      0.56**
                                                               ------                      ------                     ------
      Total from investment operations                         $(2.08)                     $(3.30)                    $ 0.51
                                                               ------                      ------                     ------
Less distributions declared to shareholders -
  From net investment income                                   $ --                        $ --                       $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                        --                          --                        (0.81)
  In excess of net investment income                             --                          --                        (0.00)+++
  In excess of net realized gain on investments and
    foreign currency transactions                                --                         (0.14)                     (0.01)
                                                               ------                      ------                     ------
      Total distributions declared to  shareholders            $ --                        $(0.14)                    $(0.83)
                                                               ------                      ------                     ------
Net asset value - end of period                                $14.13                      $16.21                     $19.65
                                                               ======                      ======                     ======
Total return(+)                                                (12.83)%++                  (16.80)%                     0.50%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                     1.56%+                      1.56%                      1.52%+
  Net investment income                                         (0.14)%+                    (0.18)%                    (0.26)%+
Portfolio turnover                                                 23%                         77%                        68%
Net assets at end of period (000,000 Omitted)                      $1                          $2                         $2

  * For the period from the inception of Class J shares, February 10, 2000, through December 31, 2000. For performance calculation purposes the Class J inception date was changed from December 31, 1999 to February 10, 2000, to reflect the date of the initial sale of Class J shares. As a result, the total return and the beginning net asset value have been restated.
 ** The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of trust shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Trust (the trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $1,010,422,535. These loans were collateralized by cash of $1,046,540,747 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
ISSUER                                                SHARES         AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                      1,046,540,747    $1,046,540,747

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust custodian fees were reduced by $197,660 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust, series a portion of the commissions generated, to offset certain expenses of the fund trust. For the period, the trust's custodian fees were reduced by $397,578 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                         DECEMBER 31, 2001    DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $ 17,751,765         $ 14,194,534
    Long-term capital gain                     100,226,590          564,962,304
                                               -----------          -----------
Total distributions declared                  $117,978,355         $579,156,838
                                              ============         ============

As of December 31, 2001 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                               $     4,304,794
Capital loss carryforward                                    (1,044,955,905)
Unrealized loss                                              (1,232,911,656)
Other temporary differences                                     (64,934,524)

At December 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $(1,044,955,905) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the trust's average daily net assets.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $282,211 for the six months ended June 30, 2002, as its portion of the sales charge on sales of Class A shares of the trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The trust's distribution plan provides that the trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $476,973 for the six months ended June 30, 2002. Fees incurred under the distribution plan during the six months ended June 30, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,773 and $7,029 for Class B and Class C shares, respectively, for the six months ended June 30, 2002. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the trust's Agent Company in Japan, and in that capacity represents the trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the trust's average daily net assets attributable to Class J shares, is paid to cover its services as the trust's Agent Company. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 1.00% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder Redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2002, were $39,654, $3,647,576, and $42,831 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the trust's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $2,206,931,473    $2,785,708,836
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $7,997,930,194
                                                                 --------------
Gross unrealized appreciation                                    $  918,346,670
Gross unrealized depreciation                                      (606,852,308)
                                                                 --------------
    Net unrealized appreciation                                  $  311,494,362
                                                                 ==============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

Class A shares
                                       SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            102,325,960    $ 1,641,538,935        163,799,406    $ 2,855,862,964
Shares issued to shareholders in
  reinvestment of distributions            185,202          3,055,186          3,293,559         56,000,292
Shares reacquired                     (135,934,746)    (2,170,535,437)      (209,014,671)    (3,626,277,510)
                                      ------------    ---------------       ------------    ---------------
    Net decrease                       (33,423,584)   $  (525,941,316)       (41,921,706)   $  (714,414,254)
                                      ============    ===============       ============    ===============

Class B shares
                                       SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              9,924,334    $   156,122,173         28,270,193    $   489,931,257
Shares issued to shareholders in
  reinvestment of distributions               --                 --            1,822,790         30,658,204
Shares reacquired                      (28,863,668)      (446,986,642)       (48,882,338)      (825,927,666)
                                      ------------    ---------------       ------------    ---------------
    Net decrease                       (18,939,334)   $  (290,864,469)       (18,789,355)   $  (305,338,205)
                                      ============    ===============       ============    ===============

Class C shares
                                       SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,864,684    $    44,975,067         10,689,641    $   185,498,010
Shares issued to shareholders in
  reinvestment of distributions               --                 --              409,337          6,851,403
Shares reacquired                       (9,234,693)      (142,776,685)       (18,282,666)      (308,701,562)
                                      ------------    ---------------       ------------    ---------------
    Net decrease                        (6,370,009)   $   (97,801,618)        (7,183,688)   $  (116,352,149)
                                      ============    ===============       ============    ===============

Class I shares
                                       SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                364,941    $     5,869,947          1,134,887    $    19,900,276
Shares issued to shareholders in
  reinvestment of distributions             15,602            256,667             52,650            889,645
Shares reacquired                         (588,014)        (9,405,381)        (6,751,925)      (132,134,625)
                                      ------------    ---------------       ------------    ---------------
    Net decrease                          (207,471)   $    (3,278,767)        (5,564,388)   $  (111,344,704)
                                      ============    ===============       ============    ===============

Class J shares
                                       SIX MONTHS ENDED JUNE 30, 2002          YEAR ENDED DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                  7,750    $       120,516             20,430    $       357,083
Shares reacquired                           (3,080)           (46,788)           (15,500)          (265,176)
                                      ------------    ---------------       ------------    ---------------
    Net increase                             4,670    $        73,728              4,930    $        91,907
                                      ============    ===============       ============    ===============

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended June 30, 2002, was $49,927. The trust had no significant borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                               NET
                                              CONTRACTS TO                              CONTRACTS       UNREALIZED
               SETTLEMENT DATE                     DELIVER       IN EXCHANGE FOR         AT VALUE     DEPRECIATION
------------------------------------------------------------------------------------------------------------------
Sale                 9/17/2002             SEK  88,704,000            $9,044,323       $9,575,910       $(531,587)

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

SEK = Swedish Kronor

At June 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

MASSACHUSETTS INVESTORS TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            Vice President


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
Brooks Taylor+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).

+ MFS Investment Management

MASSACHUSETTS
INVESTORS TRUST                                                    ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                       MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MIT-3 8/02 707M 12/212/312/712/812